UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2004
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a material definitive agreement

On December 31, 2004, the Chesapeake Corporation 401(k) Restoration Plan (the "Plan") was amended to amend Section 5.01 of the Plan and to eliminate Section 5.03 of the Plan, whereby a participant could have elected to have his deferred account credited with earnings based on the value of Chesapeake Corporation's common stock.

The Chesapeake Corporation 401(k) Restoration Plan is available for a select group of management or highly compensated employees as determined by the Plan's Committee. The purpose of the Plan is to restore lost opportunities for pre-tax deferral under the Chesapeake Corporation 401(k) Savings Plan for Salaried Employees.

Item 9.01 Financial Statements and Exhibit

(c)	Exhibits
	Exhibit No.	Description
	10.1	Chesapeake Corporation 401(k) Restoration Plan, filed as Exhibit 10.11 to the Registrant's Annual Report filed on Form 10-K for the year ended December 31, 1996, and incorporated herein by reference.
	10.2	Amendments, effective December 31, 2004, to the Chesapeake Corporation 401(k) Restoration Plan, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: January 4, 2005	BY:	/s/ J.P. Causey Jr.
J.P. Causey Jr.
Executive Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Chesapeake Corporation 401(k) Restoration Plan, filed as Exhibit 10.11 to the Registrant's Annual Report filed on Form 10-K for the year ended December 31, 1996, and incorporated herein by reference.
10.2	Amendments, effective December 31, 2004, to the Chesapeake Corporation 401(k) Restoration Plan, filed herewith.